UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 5, 2026

(Earliest Event Date requiring this Report: March 3, 2026)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.

Item 1.01 Entry into a Material Definitive Agreement.  Unsecured, Working Capital Promissory Note. On March 3, 2026, Capstone Companies, Inc. (“Company”) entered into and issued an unsecured Lump Sum Payment Promissory Note (“Note”), which Note provided a working capital loan in the principal amount of $250,000 (“Loan”) from eBliss Global, Inc., a private, early stage Delaware corporation engaged in the developing and producing e-mobility solutions (including and initially making e-bikes as transportation vehicles at a Utica, New York factory), (”eBliss”). Funding occurred on March 4, 2026. The interest rate under the Note is seven percent (7%) simple annual interest. Principal and accrued interest are due in a single lump sum payment due on March 4, 2027 (“Maturity Date”). The Company has a fifteen day cure period if it fails to pay the Principal and accrued interest on the Maturity Date. The Note is unsecured and does not provide for a conversion of debt to equity securities.

Purpose of ‘No Shop’ Provision. The Loan is being made to supply working capital to the Company and as partial consideration for a 90-day ‘no shop’ provision in the Note. During the 90 days following the funding of the principal of the Note (“No Shop Period”), the Company will not entertain third party proposals for a merger, business combination, stock or asset acquisition, strategic alliance or joint venture for product development or similar transactions (collectively, “Transactions”) and will cease any third party discussions for any Transactions for the No Shop Period, except that the Company may entertain third party proposals during the last 30 days of the No Shop Period if the Company and eBliss have not signed a definitive agreement or letter of intent for a Transaction during the first 60 days of the No Shop Period and the third party proposal is deemed ‘superior’ to any existing proposal for a Transaction from eBliss, if any. The purpose of the ‘no shop’ provision is to afford the Company and eBliss an opportunity to discuss the possibility and feasibility of a mutually beneficial Transaction by eBliss and the Company and conduct any desired due diligence. See “No Commitment” below.

Special Board Committee. In order to conduct and as part of discussions between the Company and eBliss during the No Shop Period, the Company will form a special committee of independent, disinterested Company directors, which committee will consist of Company directors Jeffrey Guzy and Warner Session.

Business Development Efforts. The Company has engaged in an ongoing effort since 2024 to develop a new business line that has the perceived potential to provide long-term and sustained growth and profitability and a potentially more liquid and dynamic public market for the Company’s public shareholders. While the Company has been focused on efforts to establish a business line or operation in health, fitness and social activities and facilities (“HFS”) industry, the primary goal of the business development efforts has been to establish a viable, sustainable profitable business line with growth potential and the Company has from time to time considered opportunities in industries outside of the HFS industry in pursuit of that primary goal. Until and unless the Company develops a new business line in another industry, potential opportunities in the HFS industry will remain an area of interest under the Company’s current business development plan.

No Commitment. The ‘no shop’ provision in the Note is merely exploratory in nature. There is no agreement, letter of intent, or other commitment to negotiate or consummate any Transactions by the Company and eBliss as of the date of the filing of this Current Report on Form 8-K (“Form 8-K”) and no agreement, letter of intent or other commitment for any Transactions may result from discussions by the Company and eBliss during the No-Shop Period. The ‘no shop’ provision in the Note and formation of the special committee of Company directors should not be deemed as an indication of the prospects for an agreement or a letter of intent for any Transaction, or the prospects for any Transaction actually occurring between the Company and eBliss. There can be no assurance that the Company will enter into any commitment to pursue or consummate any Transactions or other strategic outcome, or that the discussions under the ‘no shop’ provision will result in any agreement, letter of intent or any other commitment for a Transaction. The Company does not intend to disclose further developments regarding this matter unless and until further disclosure is determined to be appropriate or necessary.

Notice: The above summary of the Note does not comport to be a complete description of the terms and conditions of the Note. The Note and the above summary is qualified in its entirety by reference to the Note, which is filed as Exhibit 10.1 to this Form 8-K. The Note is being filed to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the parties to the Note. In particular, the representations, warranties, covenants and agreements contained in the Note, which are made only for purposes of the Note and as of specific dates, are solely for the benefit of the parties to the Note, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Note instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the Commission. Investors and security holders are not third-party beneficiaries under the Note and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Note. In addition, the representations, warranties, covenants and agreements and other terms of the Note may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Note or this Form 8-K, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

No Offer or Solicitation. This Form 8-K and Exhibits 10.1 and 99.1 to this Form 8-K are for information purposes only and are not intended to and do not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any Company securities, or the solicitation of any vote or approval in any jurisdiction for any transactions by Company shareholders, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Note Regarding Forward-Looking Statement. This Form 8-K, including Exhibits 10.1 and 99.1, contains or may contain forward-looking statements that relate to future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. The Company cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other Company statements will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Company’s control or ability to predict or foresee, which could cause actual results to differ materially from any results implied or deemed to be implied by the forward-looking statements. As such, no one should rely on forward looking statements in making any investment decision, The presence of a ‘no shop’ provision is not a legally binding obligation for any transactions or significant corporate transactions. For a description of additional factors that may cause the Company’s actual events or results to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2024, filed March 17, 2025, and other public reports filed with the Securities and Exchange Commission. The Company’s Common Stock is a ‘penny stock’ under rules of the Securities and Exchange Commission and, as such, is a highly risky investment that should not be considered by investors who require liquidity in an investment or cannot afford the loss of their investment. The Company’s Common Stock has no primary market makers or institutional investor market support and the Company’s Common Stock is vulnerable to unpredictable, significant fluctuations in price and trading volume. Item 9.01. Financials and Exhibits. Website addresses included in Exhibit 99.1 are inactive textual references only and do not incorporate any website or its contents into this Form 8-K or Exhibit 99.1.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Unsecured Promissory Note, dated March 3, 2026, issued by Capstone Companies, Inc. to eBliss Global, Inc.
99.1	Press Release, dated March 5, 2026, re: Unsecured Promissory Note issued by Capstone Companies, Inc. to eBliss Global, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: ____/s/ Stewart Wallach__________________________________

Stewart Wallach, Chairman of the Board of Directors

Date: March 5, 2026

Exhibit Number	Exhibit Description

10.1	Unsecured Promissory Note, dated March 3, 2026, issued by Capstone Companies, Inc. to eBliss Global, Inc.
99.1	Press Release, dated March 5, 2026, re: Unsecured Promissory Note issued by Capstone Companies, Inc. to eBliss Global, Inc.